Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Leases
Leases
Capital Lease Obligations

	December 31 2017 $	December 31 2016 $
LNG Carriers	961,711	338,257
Suezmax Tankers	49,838	54,582
Total obligations related to capital leases	1,011,549	392,839
Less current portion	(106,946)	(40,353)
Long-term obligations related to capital leases	904,603	352,486

LNG Carriers. As at December 31, 2017, the Partnership was a party to capital leases on five LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, and the Murex. Upon delivery of the Creole Spirit in February 2016, the Oak Spirit in July 2016, the Torben Spirit in March 2017, the Macoma in October 2017, and the Murex in November 2017, the Partnership sold these vessels to third parties (or Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 and 2027. Four of the bareboat charter contracts are fixed-rate capital leases and one is a variable-rate capital lease, and all with a fixed-price purchase obligation at the end of the lease terms. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.2%.

In addition, as at December 31, 2017, the Partnership had sale-leaseback agreements in place for three LNG carrier newbuildings scheduled to deliver during 2018, and at such dates, the buyers will take delivery and charter each respective vessel back to the Partnership. As at December 31, 2017, the Partnership had received $193 million from the buyers, which has been recorded as current and long-term obligations related to capital leases in the Partnership's consolidated balance sheets, and the Partnership has secured a further $375 million in capital lease financing to be received in 2018 upon delivery of the vessels.

The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and as a result, is considered to be, under GAAP, the Lessor's primary beneficiary; therefore, the Partnership consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to the Partnership. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by the Partnership's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.

The Partnership guarantees the obligations of the bareboat charter contracts. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at December 31, 2017, the Partnership was in compliance with all covenants in respect of the obligations related to its capital leases.

As at December 31, 2017, the remaining commitments related to the eight capital leases for the Partnership's LNG carriers and LNG carrier newbuildings, including the related purchase obligations, approximated $1.4 billion, including imputed interest of $429.9 million, repayable from 2018 through 2027, as indicated below:

Year	Commitment
2018	$111,678
2019	$119,564
2020	$118,901
2021	$117,904
2022	$117,109
Thereafter	$806,458

Suezmax Tankers. As at December 31, 2017, the Partnership was a party to capital leases on two Suezmax tankers, the Teide Spirit and the Toledo Spirit. Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, Compania Espanole de Petroles, S.A. (or CEPSA), who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in February 2018 and July 2018, respectively.

The Partnership assumes CEPSA will not exercise its options to require the Partnership to purchase either of the two remaining vessels from CEPSA, but rather it assumes CEPSA will cancel the charter contracts when the cancellation right is first exercisable (in February 2018 and July 2018, respectively) and sell the vessels to third parties, upon which the remaining lease obligations will be extinguished. In December 2017, CEPSA agreed to sell the Teide Spirit to a third party (see Note 19e). At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Partnership.

As at December 31, 2017, the remaining commitments related to the two capital leases for Suezmax tankers, including the related purchase obligations, approximated $51.0 million, including imputed interest of $1.1 million, repayable in 2018.

The Partnership’s capital leases relating to its Suezmax tankers do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.
Operating Lease Obligations
Teekay Tangguh Joint Venture
As at December 31, 2017, the Teekay BLT Corporation (or the Teekay Tangguh Joint Venture) was a party to operating leases (or Head Leases) whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification guarantee as at December 31, 2017 and 2016 were $7.1 million and $7.5 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009.

As at December 31, 2017, the total estimated future minimum rental payments to be received and paid by the Teekay Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i)	Sublease Payments (i) (ii)
2018	$21,242	$23,875
2019	$21,242	$23,875
2020	$21,242	$23,875
2021	$21,242	$23,875
2022	$21,242	$23,875
Thereafter	$132,853	$149,360
Total	$239,063	$268,735

(i)
The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2017, the Partnership had received $271.3 million of aggregate Head Lease receipts and had paid $212.1 million of aggregate Sublease payments. The portion of the Head Lease receipts that have not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2017, $3.7 million (December 31, 2016 – $3.7 million) and $33.0 million (December 31, 2016 – $36.7 million) of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Partnership’s consolidated balance sheets.

(ii)	The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investments in Direct Financing Leases
The Tangguh LNG Carriers commenced their time-charters with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In 2013, the Partnership acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (plus a one-year extension option), respectively, with Awilco holding fixed-price purchase obligations at the end of the charter. The bareboat charters with Awilco were accounted for as direct financing leases. In June 2017, the Partnership agreed to amend the charter contracts with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. The amendments have the effect of deferring between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, one of the charter contracts with Awilco has been reclassified as an operating lease upon the expiry of its original contract terms in November 2017. The second charter contract with Awilco will be reclassified as an operating lease upon the expiry of its original contract terms in August 2018, and at that time, approximately $131 million will be recorded as part of vessels and equipment. The following table lists the components of the net investments in direct financing leases:

	December 31 2017 $	December 31 2016 $
Total minimum lease payments to be received	568,710	764,970
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	361	393
Less unearned revenue	(268,046)	(317,320)
Total net investments in direct financing leases	495,990	643,008
Less current portion	(9,884)	(150,342)
Net investments in direct financing leases	486,106	492,666

As at December 31, 2017, estimated minimum lease payments to be received by the Partnership related to the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years are approximately $39.1 million per year from 2018 through 2022. Both leases are scheduled to end in 2029. In addition, the estimated minimum lease payments to be received by the Partnership in 2018 related to the Awilco LNG Carrier lease, up to its original contract terms in August 2018, were approximately $6.8 million.
Operating Leases
As at December 31, 2017, the minimum scheduled future rentals to be received by the Partnership in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases are approximately $329.7 million (2018), $309.2 million (2019), $278.9 million (2020), $239.4 million (2021), and $216.4 million (2022). Minimum scheduled future rentals on operating lease contracts do not include rentals generated from new contracts entered into after December 31, 2017, rentals from vessels in the Partnership’s equity-accounted investments, rentals from unexercised option periods of contracts that existed on December 31, 2017, variable or contingent rentals, or rentals from contracts which commenced after December 31, 2017. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.